UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2006
MICROMET, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-50440 (Commission File Number)	52-2243564 (IRS Employer Identification No.)

2110 Rutherford Road, Carlsbad, CA (Address of Principal Executive Offices)	92008 (Zip Code)
Registrant’s telephone number, including area code: (760) 494-4200

(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On November 30, 2006, Micromet, Inc. (the “Company”) and Ares Trading S.A. (“Serono”) entered into a First Amendment (the “Amendment”) to their Collaboration and License Agreement dated December 3, 2004 (the “Collaboration Agreement”). The Amendment has an effective date of November 24, 2006. Under the Amendment, the parties have revised the scope and budget of their development activities with respect to the product candidate adecatumumab (MT201). As part of the revised plan, the Company will continue to have operational responsibility for the parties’ Phase 1b clinical trial currently being conducted to evaluate the combination of MT201 and docetaxel in patients with metastatic breast cancer. In addition, the parties have agreed to perform an additional Phase 1 clinical trial designed to demonstrate the safety of MT201 as a monotherapy in patients with other kinds of solid tumors. The Company will have operational responsibility for this currently planned clinical trial. Serono will continue to bear the development expenses associated with the collaboration.
On December 5, 2006 the Company issued a press release related to the execution of the Amendment, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.
Item 8.01 Other Events.
On December 4, 2006, the Company issued a press release announcing the receipt of a $10 million milestone payment from Serono under the Collaboration Agreement in connection with the completion of two Phase 2 trials with MT201 evaluated as a single agent for the treatment of patients with metastatic breast cancer and prostate cancer, respectively. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 4, 2006, “Micromet, Inc. receives $10 million milestone payment from Serono for completion of Phase 2 clinical trials.”
99.2	Press Release dated December 5, 2006, “Micromet, Inc. and Serono Amend Collaboration Agreement and Continue Development of Adecatumumab (MT201).”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROMET, INC.
Date: December 5, 2006	By:	/s/ Christian Itin
		Name:	Christian Itin
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 4, 2006, “Micromet, Inc. receives $10 million milestone payment from Serono for completion of Phase 2 clinical trials.”
99.2	Press Release dated December 5, 2006, “Micromet, Inc. and Serono Amend Collaboration Agreement and Continue Development of Adecatumumab (MT201).”